UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21242

Nuveen Quality Preferred Income Fund 3

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report January 31, 2016

JTP
Nuveen Quality Preferred Income Fund

JPS
Nuveen Quality Preferred Income Fund 2

JHP
Nuveen Quality Preferred Income Fund 3

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil discuss their management strategy and the performance of the Funds for the six-month reporting period ended January 31, 2016.

During October, 2015, the Board of Trustees for the Nuveen closed-end funds approved a plan to merge Nuveen Quality Preferred Income Fund (JTP) and Nuveen Quality Preferred Income Fund 3 (JHP) into the acquiring fund, Nuveen Quality Preferred Income Fund 2 (JPS). On March 22, 2016 (subsequent to the close of this reporting period), shareholder approval was completed. The reorganization will become effective before the opening of business on May 9, 2016. See Notes to Financial Statements, Notes 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Additionally, the Board approved changes to the Funds’ non-fundamental policies related to the minimum allocation to investment grade securities and the Fund’s secondary Blended Index. These changes were made to better align the Funds’ strategies with the evolution in the preferred securities market since the Funds’ launch in 2002. The minimum allocation to investment grade securities for each Fund was reduced from 80% to 65%. Once the merger is complete, the acquiring Fund’s minimum allocation to investment grade securities will decrease from 65% to 50% and the existing 45% limit on dollar denominated preferred securities of non-US issuers will be eliminated. The current Blended Index consists of 55% BofA/Merrill Lynch Preferred Stock Fixed Rate Index and 45% Barclays Tier 1 Capital Securities Index. The proposed Benchmark Index will consist of 40% BofA/Merrill Lynch Contingent Capital Index (COCO) and 60% BofA/Merrill Lynch All Capital Securities Index (I0CS).

What key strategies were used to manage the Funds during the six-month reporting period ended January 31, 2016?

The investment objective of each Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy is shifting away from the predominance of fixed-for-life callable securities that are most common to the $25 par types (traded on the NYSE) and into more $1,000 par (traded over the counter) intermediate duration fixed-to-floating and fixed-to-variable securities. We anticipate this shift may provide greater income as we move into

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

more below investment grade names that yield more than the average book yield. In addition, we anticipate that the variable coupon resets over time may help to preserve capital if interest rates turn materially higher. This tactic may foster an allowance for more portfolio leverage while helping to offset valuation risk inherent in the risk-free rates structure. Increased income with less overall capital risk from the rates structure is the combined objective of this portfolio rebalancing.

How did the Funds perform during the six-month reporting period ended January 31, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2016. For the six-month reporting period ended January 31, 2016 all three Funds’ common shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index and the Blended Benchmark.

The credit markets behaved reasonably well considering the corrections in the broader global markets. There were periods of credit spread volatility during the late summer and again in January 2016. Much of the concern was more macro based, as it related to declining commodity prices brought about by China’s material slowdown and a surplus of oil supplies that have collapsed energy prices. The transmission effects, the process through which monetary policy decisions affect the economy in general and the price level in particular, are permeating the valuation of banking shares around the globe as banks seek to further augment their capital bases. The banking sector, though significantly better capitalized now than before the most recent recession, is an easy target for macro trades (i.e., selling) because of bank earning’s very close relationship to gross domestic product (GDP) growth.

Interest rate increases by the Federal Reserve (Fed) became a non-event as we moved into 2016. The yield on the U.S. Treasury 2-year note, a good barometer of future rate moves by the Fed, found a low of 0.56% during the late summer as it became doubtful that the Fed would cut rates. As markets settled into accepting a more hawkish view from the Fed that rates should go up before year-end, the 2-year note quickly rose to 1.06% by the end of December. Recent disruptions in financial markets have guided the 2-year note yield back down to 0.78%. The overall duration impact of the interest rate gyrations has been muted by widening credit spreads.

Regulation has had a generally positive impact on the preferred asset class from a product perspective as more issuance has been required by banks and insurance entities. From a fundamental perspective, having more capital (a requirement of regulatory change) is a credit positive. In January, valuations were being repriced aggressively by the market (yields were sold higher) because slow growth and negative interest rate policies from central banks is expected to require more immediate cost cutting and balance sheet reductions in the absence of more robust global economic activity.

Factors that benefited the Fund’s performance were a generally modest band of variability in long term interest rates and strong performance in $25 par securities. During the reporting period, the long term U.S. Treasury rates stayed within a range of 2.70% and 3.10%, but finished the reporting period at 2.75%. This supported risk taking on the back-end of the yield curve and helped the $25 par market stand out as the best performing sector.

Our decision to reduce $25 par securities during this reporting period constrained performance as allocations to this sector went down by about 9% in favor of capital securities which underperformed. The rally in the retail sector, nonetheless, helped to provide for wider income margins on the securities that were purchased.

Several individual positions positively contributed to performance. General Electric Capital Corporation 5% preferred stock performed well. The company was involved in a tough exchange battle with shareholders which was resolved favorably for the company. The Royal Bank of Canada preferred stock also positively contributed to performance. The stock was tendered after its completed merger with the U.S. regional bank, City National Corporation.

Several individual positions detracted from performance. Catlin Insurance Company Limited 7.24% and Lincoln National Corporation 6.05% detracted from performance. These two issues are likely to switch to floating rate payers and somewhat narrow spreads to 3 month LIBOR rather than being called. The expected lower cash flows have reduced the net present cash flow of the bonds, which is reflected by the lower bond prices.

6	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of January 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	29.12%	29.11%	28.92%
Regulatory Leverage*	29.12%	29.11%	28.92%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2016, the Funds’ outstanding bank borrowings are as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$235,000,000	$465,800,000	$89,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	7

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JTP	JPS	JHP
August 2015	$0.0550	$0.0580	$0.0560
September	0.0550	0.0580	0.0560
October	0.0550	0.0580	0.0560
November	0.0550	0.0580	0.0560
December	0.0550	0.0580	0.0560
January 2016	0.0550	0.0580	0.0560

Ordinary Income Distribution*	$—	$—	$0.0275

Current Distribution Rate**	7.87%	7.72%	7.87%
*	Distribution paid in December 2015.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. JTP and JPS had positive UNII balances while JHP had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

COMMON SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common shares cumulatively repurchased and retired	5,000	0	60,000
Common shares authorized for repurchase	6,465,000	12,040,000	2,365,000

During the current reporting period, the Funds did not repurchased any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common share NAV	$8.85	$9.42	$9.24
Common share price	$8.39	$9.02	$8.54
Premium/(Discount) to NAV	(5.20)%	(4.25)%	(7.58)%
6-month average premium/(discount) to NAV	(9.14)%	(5.63)%	(10.71)%

Nuveen Investments	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Quality Preferred Income Fund (JTP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JTP.

Nuveen Quality Preferred Income Fund 2 (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Quality Preferred Income Fund 3 (JHP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JHP.

10	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	11

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTP at Common Share NAV	0.55%	2.95%	9.28%	3.62%
JTP at Common Share Price	7.81%	5.87%	10.75%	4.44%
Barclays U.S. Aggregate Bond Index	1.33%	(0.16)%	3.51%	4.66%
Blended Benchmark (Comparative Index)	2.47%	3.95%	7.39%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	1.3%
$25 Par (or similar) Retail Preferred	37.4%
Corporate Bonds	8.4%
$1,000 Par (or similar) Institutional Preferred	91.4%
Investment Companies	1.2%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	141.1%
Borrowings	(41.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Bank	39.5%
Insurance	27.1%
Real Estate Investment Trust	6.3%
Capital Market	5.1%
Industrial Conglomerates	4.0%
Other	16.3%
Investment Companies	0.8%
Repurchase Agreements	0.9%
Total	100%

Country Allocation

(% of total investments)1

United States	59.7%
United Kingdom	14.1%
France	6.5%
Netherlands	5.3%
Japan	2.9%
Other	11.5%
Total	100%

Top Five Issuers

(% of total investments)1

General Electric Corporation	4.0%
PNC Financial Services	3.5%
JPMorgan Chase & Company	3.1%
HSBC Capital Funding LP	3.0%
Bank of America Corporation	3.0%

Credit Quality

(% of total long-term fixed-income investments)

AA	4.1%
A	7.3%
BBB	62.5%
BB or Lower	26.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-month	1-Year	5-Year	10-Year
JPS at Common Share NAV	0.18%	2.08%	9.20%	4.01%
JPS at Common Share Price	3.20%	4.05%	10.68%	4.47%
Barclays U.S. Aggregate Bond Index	1.33%	(0.16)%	3.51%	4.66%
Blended Benchmark (Comparative Index)	2.47%	3.95%	7.39%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	37.7%
Corporate Bonds	7.3%
$1,000 Par (or similar) Institutional Preferred	93.9%
Investment Companies	1.3%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	141.1%
Borrowings	(41.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Bank	36.1%
Insurance	30.0%
Capital Market	7.0%
Real Estate Investment Trust	6.7%
Construction & Engineering	3.7%
Other	15.0%
Investment Companies	0.9%
Repurchase Agreements	0.6%
Total	100%

Country Allocation

(% of total investments)1

United States	60.3%
United Kingdom	11.7%
Netherlands	6.9%
France	6.8%
Switzerland	3.6%
Other	10.7%
Total	100%

Top Five Issuers

(% of total investments)1

PNC Financial Services	3.4%
General Electric Corporation	3.1%
Centaur Funding Corporation	2.7%
Credit Agricole SA	2.7%
Aegon N.V	2.6%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.1%
A	7.7%
BBB	65.0%
BB or Lower	24.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	15

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JHP at Common Share NAV	0.77%	3.15%	9.55%	3.97%
JHP at Common Share Price	6.63%	6.31%	9.97%	4.14%
Barclays U.S. Aggregate Bond Index	1.33%	(0.16)%	3.51%	4.66%
Blended Benchmark (Comparative Index)	2.47%	3.95%	7.39%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	35.6%
Corporate Bonds	8.6%
$1,000 Par (or similar) Institutional Preferred	92.8%
Investment Companies	1.3%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	(2.0)%
Net Assets Plus Borrowings	140.7%
Borrowings	(40.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Bank	37.1%
Insurance	26.5%
Capital Market	8.0%
Real Estate Investment Trust	6.7%
Wireless Telecommunication Services	3.8%
Other	13.9%
Investment Companies	0.9%
Repurchase Agreements	3.1%
Total	100%

Country Allocation

(% of total investments)1

United States	59.7%
United Kingdom	15.4%
France	6.5%
Netherlands	5.5%
Switzerland	4.5%
Other	8.4%
Total	100%

Top Five Issuers

(% of total investments)1

First Union Capital Trust	3.7%
General Electric Company	3.3%
Barclays PLC	3.1%
Centaur Funding Corporation	2.8%
Societe Generale	2.8%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.4%
A	5.2%
BBB	60.6%
BB or Lower	30.8%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on January 19, 2016 for JTP, JPS and JHP; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve Issuance of Additional Shares and to elect Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization
For	19,456,556	—	6,537,207
Against	2,776,572	—	1,765,039
Abstain	678,448	—	171,098
Broker Non-Votes	35,281,561	—	12,431,349
Total	58,193,137	—	20,904,693
To approve the issuance of additional common shares in connection with each Reorganization
For	—	34,180,070	—
Against	—	3,715,596	—
Abstain	—	1,392,925	—
Total	—	39,288,591	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	55,952,214	105,739,373	20,263,708
Withhold	2,240,923	3,883,734	640,985
Total	58,193,137	109,623,107	20,904,693
Judith M. Stockdale
For	55,944,726	105,551,662	20,254,609
Withhold	2,248,411	4,071,445	650,084
Total	58,193,137	109,623,107	20,904,693
Carole E. Stone
For	55,964,345	105,666,335	20,262,799
Withhold	2,228,792	3,956,772	641,894
Total	58,193,137	109,623,107	20,904,693

18	Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.7% (99.1% of TOTAL INVESTMENTS)

	CONVERTIBLE PREFERRED SECURITIES – 1.3% (0.9% of Total Investments)

	Banks – 1.3%

6,332	Wells Fargo & Company	7.500%	BBB	$7,421,104
	Total Convertible Preferred Securities (cost $7,537,319)			7,421,104

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 37.4% (26.6% of Total Investments)

	Banks – 9.1%

32,500	AgriBank FCB, (5)	6.875%	BBB+	$3,497,813
185,000	Citigroup Inc.	6.875%	BB+	5,081,950
37,500	Cobank Agricultural Credit Bank, 144A, (5)	6.250%	BBB+	3,878,906
3,000	Cobank Agricultural Credit Bank, (5)	6.200%	BBB+	302,063
26,000	Fifth Third Bancorp.	6.625%	Baa3	729,300
55,057	First Naigara Finance Group	8.625%	BB–	1,497,550
2,303	FirstMerit Corporation	5.875%	Baa2	58,059
18,400	HSBC Holdings PLC	8.000%	Baa1	479,504
6,900	HSBC Holdings PLC	6.200%	Baa1	176,295
498,114	ING Groep N.V., (3)	7.200%	Baa3	12,985,832
741,100	PNC Financial Services	6.125%	Baa2	20,661,868
104,608	TCF Financial Corporation	7.500%	BB–	2,845,338
	Total Banks			52,194,478

	Capital Markets – 2.5%

27,678	Charles Schwab Corporation	6.000%	BBB	724,333
513,146	Deutsche Bank Capital Funding Trust II	6.550%	BB+	12,946,674
27,442	State Street Corporation	5.900%	Baa1	738,190
833	State Street Corporation	5.250%	Baa1	21,475
	Total Capital Markets			14,430,672

	Diversified Telecommunication Services – 3.2%

143,506	Qwest Corporation	7.500%	BBB–	3,715,370
103,081	Qwest Corporation	7.375%	BBB–	2,641,966
100,803	Qwest Corporation	7.000%	BBB–	2,612,814
67,900	Qwest Corporation	7.000%	BBB–	1,764,721
77,156	Qwest Corporation	6.875%	BBB–	1,988,310
52,000	Qwest Corporation	6.625%	Baa3	1,289,080
90,502	Qwest Corporation	6.125%	BBB–	2,239,925
82,683	Verizon Communications Inc.	5.900%	A–	2,192,753
	Total Diversified Telecommunication Services			18,444,939

	Electric Utilities – 1.6%

144,185	Alabama Power Company, (5)	6.450%	A3	3,865,960
12,752	Entergy Arkansas Inc.	5.750%	A–	323,773
3,681	Entergy Louisiana LLC	5.250%	A2	95,080
16,749	Entergy Mississippi Inc.	6.000%	A–	438,154
90,504	Integrys Energy Group Inc., (5)	6.000%	Baa1	2,355,937
53,967	Interstate Power and Light Company	5.100%	BBB	1,389,650
33,039	NextEra Energy Inc.	5.000%	BBB	818,376
	Total Electric Utilities			9,286,930

	Food Products – 0.7%

28,100	Dairy Farmers of America Inc., 144A, (3), (5)	7.875%	Baa3	2,990,017
10,000	Dairy Farmers of America Inc., 144A, (5)	7.875%	Baa3	1,019,063
	Total Food Products			4,009,080

Nuveen Investments	19

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Insurance – 10.6%

728,813	Aegon N.V	6.375%	Baa1	$18,650,325
107,020	Aflac Inc., (3)	5.500%	Baa1	2,747,203
147,000	Allstate Corporation	5.100%	Baa1	3,720,570
50,309	American Financial Group	6.250%	Baa2	1,318,096
70,304	Arch Capital Group Limited	6.750%	BBB+	1,827,904
10,965	Aspen Insurance Holdings Limited	7.250%	BBB–	288,818
156,458	Aspen Insurance Holdings Limited	5.950%	BBB–	4,047,568
226,594	Axis Capital Holdings Limited	6.875%	BBB	5,929,965
132,864	Axis Capital Holdings Limited	5.500%	BBB	3,337,544
231,787	Delphi Financial Group, Inc., (3), (5)	7.376%	BB+	5,729,497
125,430	Hartford Financial Services Group Inc.	7.875%	BBB–	3,850,700
166,360	Prudential PLC	6.750%	A–	4,355,305
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,977,260
53,895	Torchmark Corporation	5.875%	BBB+	1,405,582
23,008	W.R. Berkley Corporation	5.625%	BBB–	580,952
	Total Insurance			60,767,289

	Machinery – 1.0%

201,038	Stanley, Black, and Decker Inc.	5.750%	BBB+	5,166,677

	Media – 0.2%

44,976	Comcast Corporation	5.000%	A–	1,163,529

	Multi-Utilities – 0.5%

117,386	DTE Energy Company	6.500%	Baa1	3,070,818

	Real Estate Investment Trust – 6.6%

150,000	DDR Corporation	6.250%	Baa3	3,790,500
26,952	Digital Realty Trust Inc.	7.375%	Baa3	721,505
4,552	Digital Realty Trust Inc.	6.625%	Baa3	118,989
31,476	Digital Realty Trust Inc.	5.875%	Baa3	782,493
180,474	Hospitality Properties Trust	7.125%	Baa3	4,685,105
79,960	Kimco Realty Corporation,	5.625%	Baa2	2,009,395
42,336	National Retail Properties Inc., (3)	6.625%	Baa2	1,104,123
97,311	PS Business Parks, Inc.	6.450%	BBB	2,515,489
175,061	PS Business Parks, Inc.	6.000%	BBB	4,455,302
716	Public Storage, Inc.	6.350%	A3	18,337
60,087	Public Storage, Inc.	5.750%	A3	1,534,020
265,626	Realty Income Corporation	6.625%	Baa2	6,991,276
126,400	Regency Centers Corporation	6.625%	Baa2	3,297,776
70,210	Senior Housing Properties Trust	5.625%	BBB–	1,750,335
59,282	Ventas Realty LP	5.450%	BBB+	1,572,159
82,255	Wells Fargo & Company	5.850%	BBB	2,126,292
19,843	Welltower Inc.	6.500%	Baa3	521,474
	Total Real Estate Investment Trust			37,994,570

	U.S. Agency – 1.2%

65,000	Farm Credit Bank of Texas, 144A, (3), (5)	6.750%	Baa1	6,934,688

	Wireless Telecommunication Services – 0.2%

18,300	Telephone and Data Systems Inc.	7.000%	BB+	460,977
28,000	Telephone and Data Systems Inc.	6.875%	BB+	713,160
	Total Wireless Telecommunication Services			1,174,137
	Total $25 Par (or similar) Retail Preferred (cost $204,334,981)			214,637,807

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.4% (5.8% of Total Investments)

	Banks – 5.5%

$1,200	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	$1,152,000
2,500	Barclays Bank PLC	7.625%	11/21/22	BBB–	2,793,883
4,500	Barclays Bank PLC	7.750%	4/10/23	BBB–	4,770,000
2,000	ING Groep N.V	6.500%	12/29/49	Ba1	1,937,500
19,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB–	20,567,500
29,200	Total Banks				31,220,883

	Capital Markets – 0.1%

300	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	321,738

	Construction & Engineering – 0.3%

1,600	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,666,400

	Insurance – 2.5%

1,900	AIG Life Holdings Inc., (3)	7.570%	12/01/45	BBB	2,479,500
5,000	AIG Life Holdings Inc., (3)	8.125%	3/15/46	BBB	6,600,000
900	AXA Reg S	5.500%	10/15/97	A3	907,650
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,418,010
1,700	Mitsui Sumitomo Insurance Company Limited, 144A, (3)	7.000%	3/15/72	A–	1,971,150
1,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	720,000
11,600	Total Insurance				14,096,310
$42,700	Total Corporate Bonds (cost $45,692,008)				47,305,331

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 91.4% (65.0% of Total Investments)

	Banks – 39.8%

5,400	Banco Bilbao Vizcaya Argentaria S.A Reg S	9.000%	N/A (6)	BB	$5,647,828
9,000	Banco Santander SA Reg S	6.375%	N/A (6)	Ba1	8,309,952
500	Bank of America Corporation	6.500%	N/A (6)	BB+	521,400
23,850	Bank of America Corporation	8.000%	N/A (6)	BB+	24,080,868
200	Bank One Capital III	8.750%	9/01/30	Baa2	295,552
400	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	460,080
10,330	Barclays PLC	7.434%	N/A (6)	BB+	10,049,561
11,500	Barclays PLC	8.250%	N/A (6)	BB+	12,045,112
7,200	Citigroup Inc., (4)	6.250%	N/A (6)	BB+	7,242,696
2,750	Citigroup Inc.	5.950%	N/A (6)	BB+	2,681,250
4,000	Citigroup Inc.	8.400%	N/A (6)	BB+	4,385,000
4,500	Citizens Financial Group Inc., 144A	5.500%	N/A (6)	BB+	4,348,125
11,700	Credit Agricole SA, 144A	8.125%	N/A (6)	BB+	11,692,980
3,548	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	3,454,326
5,400	Credit Agricole, S.A, Reg S	7.875%	N/A (6)	BB+	5,257,429
985	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	842,175
16,350	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	24,320,625
3,200	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	3,194,000
1,300	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	1,238,380
4,300	JPMorgan Chase Capital XXIII, (3)	1.364%	5/15/77	Baa2	3,171,250
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	2,435,270
12,518	Lloyd’s Banking Group PLC	7.500%	N/A (6)	BB+	12,956,130
2,900	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	3,233,500
2,300	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (6)	Ba1	2,535,750
1,800	M&T Bank Corporation	6.375%	N/A (6)	Baa1	1,838,813
14,000	M&T Bank Corporation	6.875%	N/A (6)	Baa2	14,122,500
5,700	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	5,416,824
7,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	7,623,625
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,310,500
4,000	Royal Bank of Scotland Group PLC	8.000%	N/A (6)	BB–	4,105,000
8,900	Royal Bank of Scotland Group PLC	7.500%	N/A (6)	BB–	9,033,500

Nuveen Investments	21

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

15,500	Societe Generale, 144A	8.000%	N/A (6)	BB+	$15,306,250
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	1,927,500
450	Societe Generale, 144A	1.363%	N/A (6)	BB+	414,000
2,700	Societe Generale, Reg S	7.875%	N/A (6)	BB+	2,602,125
5,050	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa2	5,353,000
	Total Banks				227,452,876

	Capital Markets – 4.6%

3,100	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	3,058,460
5,600	Charles Schwab Corporation	7.000%	N/A (6)	BBB	6,370,000
7,500	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	7,699,350
2,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	2,465,625
150	Morgan Stanley	5.550%	N/A (6)	Ba1	148,406
5,178	UBS Group AG Reg S	7.125%	N/A (6)	BB+	5,339,031
1,500	UBS Group AG, Reg S	6.875%	N/A (6)	BB+	1,470,000
	Total Capital Markets				26,550,872

	Diversified Financial Services – 3.7%

10,875	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	10,671,094
7,893	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	9,591,574
1,100	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,067,000
	Total Diversified Financial Services				21,329,668

	Electric Utilities – 2.2%

5,200	Electricite de France, 144A	5.250%	N/A (6)	Baa1	4,660,500
1,000	FPL Group Capital Inc.	6.350%	10/01/66	BBB	682,500
2,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	1,797,600
7,000	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	5,390,000
	Total Electric Utilities				12,530,600

	Industrial Conglomerates – 5.6%

31,356	General Electric Company	5.000%	N/A (6)	AA–	32,218,287

	Insurance – 25.2%

698	Ace Capital Trust II, (3)	9.700%	4/01/30	BBB+	991,509
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,406,000
1,700	Allstate Corporation, (3)	5.750%	8/15/53	Baa1	1,731,875
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,684,500
600	AON Corporation	8.205%	1/1/27	BBB	749,250
4,000	AXA SA, (3)	8.600%	12/15/30	A3	5,351,400
4,880	AXA SA, 144A	6.380%	N/A (6)	Baa1	5,197,200
9,895	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	7,718,100
1,700	Chubb Corporation, (3)	6.375%	4/15/37	BBB+	1,592,050
3,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (6)	A–	3,770,000
1,300	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (6)	A–	1,365,000
5,500	Great West Life & Annuity Capital I, 144A, (3)	6.625%	11/15/34	A–	6,220,968
3,800	Great West Life & Annuity Insurance Capital LP II, 144A, (3)	7.153%	5/16/46	A–	3,800,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,231,000
7,060	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	8,048,400
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	1,817,188
6,300	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	7,560,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	804,000
1,000	MetLife Inc.	10.750%	8/01/39	BBB	1,535,500
12,650	National Financial Services Inc.	6.750%	5/15/37	Baa2	12,650,000
2,225	Oil Insurance Limited, 144A	3.585%	N/A (6)	Baa1	1,958,000
15,760	Prudential Financial Inc.	5.625%	6/15/43	BBB+	15,937,300
15,075	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	16,582,500
7,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	7,341,250

22	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

2,500	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	A3	$2,806,250
9,200	XLIT Limited	3.687%	N/A (6)	BBB–	7,250,750
6,970	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	7,008,335
	Total Insurance				144,108,325

	Machinery – 0.3%

1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,563,000

	Multi-Utilities – 0.6%

2,300	Dominion Resources Inc.	7.500%	6/30/66	BBB–	1,923,375
2,000	Dominion Resources Inc.	2.913%	9/30/66	BBB–	1,382,328
	Total Multi-Utilities				3,305,703

	Oil, Gas & Consumable Fuels – 1.2%

6,876	Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	6,876,000

	Real Estate Investment Trust – 2.2%

3,800	CoreStates Capital Trust III, Series 144A	0.929%	2/15/27	A1	3,247,100
950	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	964,300
8,025	Wells Fargo & Company	7.980%	N/A (6)	BBB	8,386,125
	Total Real Estate Investment Trust				12,597,525

	Road & Rail – 2.1%

10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	11,772,000

	U.S. Agency – 0.7%

3,400	Farm Credit Bank of Texas, 144A, (3)	10.000%	N/A (6)	Baa1	4,247,875

	Wireless Telecommunication Services – 3.2%

15,250	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	18,361,953
	Total $1,000 Par (or similar) Institutional Preferred (cost $503,439,545)				522,914,684

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

252,950	Blackrock Credit Allocation Income Trust IV				$3,098,638
198,566	John Hancock Preferred Income Fund III				3,582,130
	Total Investment Companies (cost $9,446,348)				6,680,768
	Total Long-Term Investments (cost $770,450,201)				798,959,694

Principal Amount (000)	Description (1)	Coupon	Maturinty		Value

	SHORT-TERM INVESTMENTS – 1.2% (0.9% of Total Investments)

	REPURCHASE AGREEMENTS – 1.2% (0.9% of Total Investments)

$6,898	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $6,897,626, collateralized by $5,140,000 U.S. Treasury Bonds, 5.250%, due 2/15/29, value $7,042,035	0.030%	2/01/16		$6,897,626
	Total Short-Term Investments (cost $6,897,626)				6,897,626
	Total Investments (cost $777,347,827) – 140.9%				805,857,320
	Borrowings – (41.1)% (8), (9)				(235,000,000)
	Other Assets Less Liabilities – 0.2% (10)				1,257,862
	Net Assets Applicable to Common Shares – 100%				$572,115,182

Nuveen Investments	23

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Investments in Derivatives as of January 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$67,587,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/18	12/01/20	$(1,655,213)	$(2,002,036)
JPMorgan Chase Bank, N.A.	67,587,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/20	12/01/22	(2,888,005)	(3,363,082)
	$135,174,000								$(4,543,218)	$(5,365,118)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings: Using the highest of Standard & Poor’s Group (”Standard & Poor’s”), Moody’s Investors Service, Inc. (”Moody’s”) or Fitch, Inc. (”Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $85,469,015.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 29.2%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $469,142,433 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

See accompanying notes to financial statements.

24	Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 140.6% (99.4% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)

	Banks – 0.4%

4,300	Wells Fargo & Company	7.500%	BBB	$5,039,600
	Total Convertible Preferred Securities (cost $5,004,125)			5,039,600

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 37.7% (26.7% of Total Investments)

	Banks – 9.5%

60,500	AgriBank FCB, (4)	6.875%	BBB+	$6,511,313
13,035	Bank of America Corporation	6.500%	BB+	339,561
101,310	Barclays Bank PLC	8.125%	BB+	2,666,479
391,660	Citigroup Inc.	6.875%	BB+	10,758,900
50,000	Cobank Agricultural Credit Bank, (4)	6.200%	BBB+	5,034,375
60,000	Fifth Third Bancorp.	6.625%	Baa3	1,683,000
104,602	First Naigara Finance Group	8.625%	BB–	2,845,174
194,610	HSBC Holdings PLC	8.000%	Baa1	5,071,537
6,000	HSBC Holdings PLC	6.200%	Baa1	153,300
34,578	HSBC USA Inc.	6.500%	BBB+	895,570
762,594	ING Groep N.V.	7.200%	Baa3	19,880,826
711,114	ING Groep N.V.	7.050%	Baa3	18,524,520
5,272	JP Morgan Chase & Company	6.100%	BBB–	135,227
1,213,900	PNC Financial Services	6.125%	Baa2	33,843,532
	Total Banks			108,343,314

	Capital Markets – 3.9%

52,744	Affiliated Managers Group Inc.	6.375%	BBB+	1,366,070
50,869	Charles Schwab Corporation	6.000%	BBB	1,331,242
1,254,146	Deutsche Bank Capital Funding Trust II	6.550%	BB+	31,642,104
329,239	Goldman Sachs Group, Inc.	5.500%	Ba1	8,221,098
790	Morgan Stanley	7.125%	Ba1	22,460
37,600	State Street Corporation	5.900%	Baa1	1,011,440
3,373	State Street Corporation	5.250%	Baa1	86,956
	Total Capital Markets			43,681,370

	Diversified Telecommunication Services – 3.1%

184,004	Qwest Corporation	7.500%	BBB–	4,763,864
129,290	Qwest Corporation	7.375%	BBB–	3,313,703
381,205	Qwest Corporation	7.000%	BBB–	9,880,834
74,400	Qwest Corporation, (3)	7.000%	BBB–	1,933,656
216,000	Qwest Corporation	6.875%	BBB–	5,566,320
97,600	Qwest Corporation, (3)	6.625%	Baa3	2,419,504
189,701	Qwest Corporation	6.125%	BBB–	4,695,100
109,505	Verizon Communications Inc.	5.900%	A–	2,904,073
	Total Diversified Telecommunication Services			35,477,054

	Electric Utilities – 1.9%

283,142	Alabama Power Company, (4)	6.450%	A3	7,591,745
76,214	Entergy Arkansas Inc.	4.750%	A–	1,880,199
50,244	Entergy Louisiana LLC	5.875%	A2	1,272,178
4,808	Entergy Louisiana LLC	5.250%	A2	124,191
12,338	Entergy Mississippi Inc.	6.000%	A–	322,762
10,000	Gulf Power Company, (4)	5.600%	Baa1	1,015,916
150,833	Integrys Energy Group Inc., (4)	6.000%	Baa1	3,926,379
103,413	Interstate Power and Light Company	5.100%	BBB	2,662,885

Nuveen Investments	25

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

42,873	NextEra Energy Inc.	5.700%	BBB	$1,100,550
74,988	NextEra Energy Inc.	5.625%	BBB	1,935,440
	Total Electric Utilities			21,832,245

	Food Products – 0.7%

53,400	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,682,096
19,000	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	1,936,220
	Total Food Products			7,618,316

	Insurance – 10.9%

1,632,816	Aegon N.V.	6.375%	Baa1	41,783,760
190,549	Aflac Inc.	5.500%	Baa1	4,891,393
55,714	Allstate Corporation	6.625%	BBB–	1,530,464
393,000	Allstate Corporation	5.100%	Baa1	9,946,830
143,984	American Financial Group	6.250%	Baa2	3,772,380
298,657	Arch Capital Group Limited	6.750%	BBB+	7,765,082
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,975,000
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,448,222
496,236	Axis Capital Holdings Limited	6.875%	BBB	12,986,496
188,986	Axis Capital Holdings Limited	5.500%	BBB	4,747,328
409,482	Delphi Financial Group, Inc., (4)	7.376%	BB+	10,121,904
317,875	Prudential PLC	6.750%	A–	8,321,968
280,000	Reinsurance Group of America Inc.	6.200%	BBB	8,008,000
2,771	RenaissanceRe Holdings Limited	5.375%	BBB+	69,552
89,317	Torchmark Corporation	5.875%	BBB+	2,329,387
	Total Insurance			123,697,766

	Machinery – 0.8%

344,353	Stanley, Black, and Decker Inc.	5.750%	BBB+	8,849,872

	Real Estate Investment Trust – 5.3%

90,357	DDR Corporation	6.250%	Baa3	2,283,320
98,467	Digital Realty Trust Inc.	7.375%	Baa3	2,635,962
13,325	Digital Realty Trust Inc.	7.000%	Baa3	341,786
3,000	Digital Realty Trust Inc.	6.350%	Baa3	75,330
38,341	Digital Realty Trust Inc.	5.875%	Baa3	953,157
319,773	Hospitality Properties Trust	7.125%	Baa3	8,301,307
217,684	Kimco Realty Corporation,	5.625%	Baa2	5,470,399
90,626	National Retail Properties Inc.	6.625%	Baa2	2,363,526
82,301	Prologis Inc., (4)	8.540%	BBB–	5,128,380
135,389	PS Business Parks, Inc.	6.450%	BBB	3,499,806
316,174	PS Business Parks, Inc.	6.000%	BBB	8,046,628
3,400	Public Storage, Inc.	6.500%	A3	86,292
165,013	Public Storage, Inc., (3)	6.375%	A3	4,473,502
77,335	Public Storage, Inc.	5.750%	A3	1,974,363
169,411	Realty Income Corporation	6.625%	Baa2	4,458,898
146,268	Regency Centers Corporation	6.625%	Baa2	3,816,132
79,442	Ventas Realty LP	5.450%	BBB+	2,106,802
167,030	Wells Fargo & Company, (3)	5.850%	BBB	4,317,726
3,203	Welltower Inc.	6.500%	Baa3	84,175
	Total Real Estate Investment Trust			60,417,491

	U.S. Agency – 1.4%

144,000	Farm Credit Bank of Texas, 144A, (4)	6.750%	Baa1	15,363,000

	Wireless Telecommunication Services – 0.2%

2,150	Telephone and Data Systems Inc.	7.000%	BB+	54,159
81,428	Telephone and Data Systems Inc.	6.875%	BB+	2,073,970
	Total Wireless Telecommunication Services			2,128,129
	Total $25 Par (or similar) Retail Preferred (cost $404,953,028)			427,408,557

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 7.3% (5.2% of Total Investments)

	Banks – 5.5%

$4,500	Barclays Bank PLC	7.625%	11/21/22	BBB–	$5,028,989
8,800	Barclays Bank PLC	7.750%	4/10/23	BBB–	9,328,000
1,000	Den Norske Bank	0.688%	2/18/35	Baa2	605,000
1,000	Den Norske Bank	0.482%	2/24/37	Baa2	605,000
700	ING Groep N.V.	6.500%	12/29/49	Ba1	678,125
2,900	Integrys Holding, Inc.	6.110%	12/01/66	Baa1	2,117,000
29,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB–	31,392,500
7,600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	7,296,000
5,000	Societe Generale, Reg S	8.250%	12/31/49	BB+	5,214,570
60.500	Total Banks				62,265,184

	Capital Markets – 0.2%

1,700	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,823,180

	Construction & Engineering – 0.2%

1,800	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,874,700

	Insurance – 1.2%

2,800	AIG Life Holdings Inc. 144A	7.570%	12/01/45	BBB	3,654,000
2,300	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	2,964,932
6,300	Mitsui Sumitomo Insurance Company Limited, 144A, (5)	7.000%	3/15/72	A–	7,304,850
11,400	Total Insurance				13,923,782

	Multi-Utilities – 0.1%

2,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	1,440,000

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB	1,634,000
$79,000	Total Corporate Bonds (cost $81,909,092)				82,960,846

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 93.9% (66.3% of Total Investments)

	Banks – 35.5%

10,400	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (6)	BB	$10,877,298
2,000	Banco Santander SA, Reg S	6.375%	N/A (6)	Ba1	1,846,656
10,800	Bank of America Corporation	6.500%	N/A (6)	BB+	11,262,240
16,480	Bank of America Corporation, (3)	8.125%	N/A (6)	BB+	16,716,982
2,394	Bank of America Corporation, (3)	8.000%	N/A (6)	BB+	2,417,174
3,400	Bank One Capital III	8.750%	9/01/30	Baa2	5,024,377
1,600	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	1,840,320
19,875	Barclays PLC	7.434%	N/A (6)	BB+	19,335,434
15,200	Barclays PLC	8.250%	N/A (6)	BB+	15,920,495
1,200	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	1,026,000
20,000	Chase Capital Trust III, Series C, (5)	0.777%	3/01/27	Baa2	17,100,000
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,362,500
13,000	Citigroup Inc.	6.250%	N/A (6)	BB+	13,077,090
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,577,500
5,500	Citizens Financial Group Inc., 144A	5.500%	N/A (6)	BB+	5,314,375
19,105	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	18,600,590
23,900	Credit Agricole SA, 144A	8.125%	N/A (6)	BB+	23,885,660
1,000	Credit Agricole, S.A, 144A	6.625%	N/A (6)	BB+	940,914
1,000	Credit Agricole, S.A, Reg S	7.875%	N/A (6)	BB+	973,598
9,500	HSBC Bank PLC	1.125%	6/19/35	A3	5,608,401
5,500	HSBC Bank PLC	0.975%	12/11/36	A3	3,249,125
10,850	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	16,139,375
5,000	HSBC Holdings PLC	6.375%	N/A (6)	BBB	4,818,050

Nuveen Investments	27

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

7,800	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	$7,785,375
1,400	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	1,333,640
2,800	JP Morgan Chase Capital XXIII	1.364%	5/15/47	Baa2	2,065,000
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	7,305,810
16,047	Lloyd’s Banking Group PLC	7.500%	N/A (6)	BB+	16,608,645
6,350	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	7,080,250
6,200	M&T Bank Corporation	6.375%	N/A (6)	Baa1	6,333,688
26,000	M&T Bank Corporation	6.875%	N/A (6)	Baa2	26,227,500
11,945	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	11,351,572
20,000	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	21,475,000
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	4,199,000
12,500	Royal Bank of Scotland Group PLC	8.000%	N/A (6)	BB–	12,828,125
21,128	Royal Bank of Scotland Group PLC	7.500%	N/A (6)	BB–	21,444,920
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	1,927,500
37,200	Societe Generale, 144A	8.000%	N/A (6)	BB+	36,734,998
800	Societe Generale, 144A	1.363%	N/A (6)	BB+	736,000
2,000	Societe Generale, Reg S	7.875%	N/A (6)	BB+	1,927,500
6,450	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa2	6,837,000
	Total Banks				402,115,677

	Capital Markets – 5.9%

9,000	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	8,879,400
11,000	Charles Schwab Corporation	7.000%	N/A (6)	BBB	12,512,500
14,600	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	14,988,068
1,200	Credit Suisse Group AG, 144A	6.250%	N/A (6)	BB+	1,171,399
750	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	739,688
4,000	Morgan Stanley	5.550%	N/A (6)	Ba1	3,957,500
12,975	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	13,378,510
11,400	UBS Group AG, Reg S	6.875%	N/A (6)	BB+	11,172,000
	Total Capital Markets				66,799,065

	Diversified Financial Services – 5.2%

24,410	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	23,952,313
2,861	Countrywide Capital Trust III, Series B, (5)	8.050%	6/15/27	BBB–	3,556,698
23,730	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	28,836,696
2,300	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,231,000
	Total Diversified Financial Services				58,576,707

	Electric Utilities – 1.7%

5,900	Electricite de France, 144A	5.250%	N/A (6)	Baa1	5,287,875
5,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	3,745,000
13,782	PPL Capital Funding Inc., (5)	6.700%	3/30/67	BBB	10,612,140
	Total Electric Utilities				19,645,015

	Industrial Conglomerates – 4.3%

47,613	General Electric Company	5.000%	N/A (6)	AA–	48,922,355

	Insurance – 30.2%

800	Ace Capital Trust II	9.700%	4/01/30	BBB+	1,136,400
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,384,000
2,000	Allstate Corporation	5.750%	8/15/53	Baa1	2,037,500
1,200	Allstate Corporation	6.500%	5/15/57	Baa1	1,302,600
6,805	American International Group, Inc., (5)	8.175%	5/15/58	BBB	8,855,006
625	AON Corporation	8.205%	1/01/27	BBB	780,469
11,350	AXA SA, (5)	8.600%	12/15/30	A3	15,184,598
9,450	AXA SA, 144A	6.380%	N/A (6)	Baa1	10,064,250
19,659	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	15,334,020
4,400	Chubb Corporation	6.375%	4/15/37	BBB+	4,120,600
6,500	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (6)	A–	7,540,000
2,500	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (6)	A–	2,625,000
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	BBB	1,061,880

28	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

16,150	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BBB–	$12,435,500
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	2,940,821
6,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	6,600,000
2,488	Hartford Financial Services Group Inc.	8.125%	6/15/38	BBB–	2,680,820
13,669	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	12,712,170
10,481	Liberty Mutual Group, 144A, (5)	7.800%	3/15/37	Baa3	11,948,340
4,390	Lincoln National Corporation	6.050%	4/20/67	BBB	3,190,981
2,700	Lincoln National Corporation	7.000%	5/17/66	BBB	2,011,500
16,600	MetLife Capital Trust IV, 144A, (5)	7.875%	12/15/37	BBB	19,920,000
31,100	MetLife Capital Trust X, 144A, (5)	9.250%	4/08/38	BBB	41,674,000
2,000	MetLife Inc.	10.750%	8/01/39	BBB	3,071,000
23,754	National Financial Services Inc., (5)	6.750%	5/15/37	Baa2	23,754,000
4,200	Oil Insurance Limited, 144A	3.585%	N/A (6)	Baa1	3,696,000
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,240,684
6,225	Prudential Financial Inc.	5.875%	9/15/42	BBB+	6,528,469
1,135	Prudential Financial Inc.	8.875%	6/15/38	BBB+	1,275,456
21,550	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	21,792,438
29,870	QBE Cap Funding III Limited, 144A, (5)	7.250%	5/24/41	BBB	32,857,000
17,500	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	18,353,125
5,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	A3	5,612,500
5,405	XL Capital Ltd	6.500%	N/A (6)	BBB	3,921,328
6,000	XLIT Limited	3.687%	N/A (6)	BBB–	4,728,750
18,257	ZFS Finance USA Trust V, I44A, (3)	6.500%	5/09/37	A	18,357,414
	Total Insurance				342,728,619

	Machinery – 0.3%

3,450	Stanley Black & Decker Inc., (5)	5.750%	12/15/53	BBB+	3,594,900

	Multi-Utilities – 0.5%

6,400	Dominion Resources Inc.	7.500%	6/30/66	BBB–	5,352,000

	Oil, Gas & Consumable Fuels – 1.1%

12,400	Enterprise Products Operating LP	7.034%	1/15/68	Baa2	12,400,000

	Real Estate Investment Trust – 4.1%

17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	22,979,766
2,772	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	2,813,727
20,000	Wells Fargo & Company, (3)	7.980%	N/A (6)	BBB	20,900,000
	Total Real Estate Investment Trust				46,693,493

	Road & Rail – 1.1%

11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,312,000

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas, 144A	10.000%	N/A (6)	Baa1	2,123,938

	Wireless Telecommunication Services – 3.8%

36,228	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB–	43,620,776
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,027,295,016)				1,064,884,545

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.3% (0.9% of Total Investments)

599,835	Blackrock Credit Allocation Income Trust IV				$7,347,979
395,914	John Hancock Preferred Income Fund III				7,142,289
	Total Investment Companies (cost $21,285,098)				14,490,268
	Total Long-Term Investments (cost $1,540,446,359)				1,594,783,816

Nuveen Investments	29

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.8% (0.6% of Total Investments)

$8,859	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $8,859,287, collateralized by $6,475,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $9,843,351	0.030%	2/01/16	$8,859,287
	Total Short-Term Investments (cost $8,859,287)			8,859,287
	Total Investments (cost $1,549,305,646) – 141.4%			1,603,643,103
	Borrowings – (41.1)% (8), (9)			(465,800,000)
	Other Assets Less Liabilities – (0.3)% (10)			(3,348,788)
	Net Assets Applicable to Common Shares – 100%			$1,134,494,315

Investments in Derivatives as of January 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$134,344,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/18	12/01/20	$(3,290,100)	$(3,979,486)
JPMorgan Chase Bank, N.A.	134,344,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/20	12/01/22	(5,740,543)	(6,684,864)
	$268,688,000								$(9,030,643)	$(10,664,350)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings: Using the highest of Standard & Poor’s Group (”Standard & Poor’s”), Moody’s Investors Service, Inc. (”Moody’s”) or Fitch, Inc. (”Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $194,909,554.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 29.0%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $944,302,016 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

See accompanying notes to financial statements.

30	Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3
Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.3% (96.9% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 35.6% (25.0% of Total Investments)

	Banks – 7.3%

12,300	AgriBank FCB, (3)	6.875%	BBB+	$1,323,788
13,391	Citigroup Inc., (4)	7.125%	BB+	365,173
68,453	Citigroup Inc.	6.875%	BB+	1,880,404
25,000	HSBC Holdings PLC	8.000%	Baa1	651,500
15,816	HSBC USA Inc.	6.500%	BBB+	409,634
210,980	ING Groep N.V.	7.050%	Baa3	5,496,029
211,700	PNC Financial Services	6.125%	Baa2	5,902,196
	Total Banks			16,028,724

	Capital Markets – 3.5%

6,130	Charles Schwab Corporation	6.000%	BBB	160,422
237,252	Deutsche Bank Capital Funding Trust II	6.550%	BB+	5,985,868
42,000	Goldman Sachs Group, Inc.	5.500%	Ba1	1,048,740
4,000	Morgan Stanley	7.125%	Ba1	113,720
9,600	State Street Corporation	5.900%	Baa1	258,240
194	State Street Corporation	5.250%	Baa1	5,001
	Total Capital Markets			7,571,991

	Diversified Telecommunication Services – 3.2%

26,409	Qwest Corporation	7.500%	BBB–	683,729
85,069	Qwest Corporation	7.375%	BBB–	2,180,318
72,881	Qwest Corporation	7.000%	BBB–	1,889,076
19,554	Qwest Corporation	7.000%	BBB–	508,208
22,600	Qwest Corporation, (4)	6.875%	BBB–	582,402
10,000	Qwest Corporation	6.625%	Baa3	247,900
9,900	Qwest Corporation	6.125%	BBB–	245,025
25,859	Verizon Communications Inc.	5.900%	A–	685,781
	Total Diversified Telecommunication Services			7,022,439

	Electric Utilities – 1.9%

35,000	Alabama Power Company, (3)	6.450%	A3	938,438
1,330	Entergy Arkansas Inc.	5.750%	A–	33,769
1,611	Entergy Louisiana LLC	5.250%	A2	41,612
5,000	Entergy Mississippi Inc.	6.000%	A–	130,800
16,971	Interstate Power and Light Company	5.100%	BBB	437,003
11,864	NextEra Energy Inc.	5.700%	BBB	304,549
90,160	NextEra Energy Inc.	5.625%	BBB	2,327,030
	Total Electric Utilities			4,213,201

	Food Products – 0.7%

10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	1,106,626
3,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	356,672
	Total Food Products			1,463,298

	Insurance – 12.1%

306,300	Aegon N.V.	6.375%	Baa1	7,838,217
40,300	Aflac Inc.	5.500%	Baa1	1,034,501
71,000	Allstate Corporation	5.100%	Baa1	1,797,010
42,869	American Financial Group	6.250%	Baa2	1,123,168
26,700	Arch Capital Group Limited	6.750%	BBB+	694,200
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	302,910
51,683	Aspen Insurance Holdings Limited	5.950%	BBB–	1,337,039
42,194	Axis Capital Holdings Limited	6.875%	BBB	1,104,217
61,228	Axis Capital Holdings Limited	5.500%	BBB	1,538,047

Nuveen Investments	31

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

90,100	Delphi Financial Group, Inc., (3)	7.376%		BB+	$2,227,164
84,800	Hartford Financial Services Group Inc.	7.875%		BBB–	2,603,360
63,344	Prudential PLC	6.750%		A–	1,658,346
32,000	Reinsurance Group of America Inc.	6.200%		BBB	915,200
71,639	RenaissanceRe Holdings Limited	5.375%		BBB+	1,798,139
23,487	Torchmark Corporation	5.875%		BBB+	612,540
	Total Insurance				26,584,058

	Machinery – 0.8%

66,519	Stanley, Black, and Decker Inc., (4)	5.750%		BBB+	1,709,538

	Real Estate Investment Trust – 3.7%

50,000	DDR Corporation	6.250%		Baa3	1,263,500
26,875	Digital Realty Trust Inc.	7.375%		Baa3	719,444
51,864	Hospitality Properties Trust	7.125%		Baa3	1,346,389
16,976	Kimco Realty Corporation,	5.625%		Baa2	426,607
49,396	PS Business Parks, Inc.	6.000%		BBB	1,257,128
117,100	Realty Income Corporation	6.625%		Baa2	3,082,072
4,422	Ventas Realty LP	5.450%		BBB+	117,272
	Total Real Estate Investment Trust				8,212,412

	U.S. Agency – 1.0%

20,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	2,133,750

	Wireless Telecommunication Services – 1.4%

70,400	Telephone and Data Systems Inc.	7.000%		BB+	1,773,376
31,000	Telephone and Data Systems Inc.	6.875%		BB+	789,570
765	United States Cellular Corporation	7.250%		Ba1	19,430
5,644	United States Cellular Corporation	7.250%		Ba1	141,326
10,591	United States Cellular Corporation	6.950%		Ba1	267,423
	Total Wireless Telecommunication Services				2,991,125
	Total $25 Par (or similar) Retail Preferred (cost $73,991,363)				77,930,536

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.6% (6.0% of Total Investments)

	Banks – 5.9%
$3,100	Barclays Bank PLC	7.750%	4/10/23	BBB–	$3,286,000
250	Den Norske Bank	0.688%	11/29/49	Baa2	151,250
250	Den Norske Bank	0.482%	8/29/49	Baa2	151,250
1,300	ING Group N.V.	6.500%	12/29/49	Ba1	1,259,375
2,000	JPMorgan Chase & Company	5.300%	12/29/49	BBB–	1,982,500
5,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB–	5,412,500
600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	576,000
12,500	Total Banks				12,818,875

	Capital Markets – 0.4%

910	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	975,937

	Construction & Engineering – 0.3%

600	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	624,900

	Insurance – 2.0%

700	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	913,500
2,750	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	3,545,029
3,450	Total Insurance				4,458,529
$17,460	Total Corporate Bonds (cost $18,159,760)				18,878,241

32	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 92.8% (65.0% of Total Investments)

	Banks – 39.8%

1,800	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (5)	BB	$1,882,609
8,150	Bank of America Corporation, (4)	8.000%	N/A (5)	BB+	8,228,892
5,060	Barclays PLC	7.434%	N/A (5)	BB+	4,922,631
4,600	Barclays PLC	8.250%	N/A (5)	BB+	4,818,045
2,400	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	2,052,000
4,100	Citigroup Inc.	6.250%	N/A (5)	BB+	4,124,312
1,000	Citigroup Inc.	5.950%	N/A (5)	BB+	975,000
1,000	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	966,250
1,000	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	973,598
6,800	Credit Agricole SA, 144A	8.125%	N/A (5)	BB+	6,795,920
2,600	Credit Agricole, S.A, Reg S	7.875%	N/A (5)	BB+	2,531,355
3,000	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	2,565,000
500	HSBC Bank PLC	1.125%	N/A (5)	A3	295,179
1,500	HSBC Bank PLC	0.975%	N/A (5)	A3	886,125
2,800	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	4,165,000
800	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	762,080
1,800	JPMorgan Chase Capital XXIII	1.364%	5/15/47	Baa2	1,327,500
6,425	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	6,649,875
600	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (5)	Ba1	669,000
2,500	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (5)	Ba1	2,756,250
1,100	M&T Bank Corporation	6.375%	N/A (5)	Baa1	1,123,719
4,500	M&T Bank Corporation	6.875%	N/A (5)	Baa2	4,539,375
695	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	660,472
2,000	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	2,147,500
1,875	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	BB–	1,924,219
4,075	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB–	4,136,125
7,200	Societe Generale, 144A	8.000%	N/A (5)	BB+	7,110,000
500	Societe Generale, 144A	7.875%	N/A (5)	BB+	481,875
1,200	Societe Generale, 144A	1.363%	N/A (5)	BB+	1,104,000
300	Societe Generale, Reg S	7.875%	N/A (5)	BB+	289,125
4,800	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,088,000
	Total Banks				86,951,031

	Capital Markets – 7.5%

2,100	Charles Schwab Corporation	7.000%	N/A (5)	BBB	2,388,750
2,200	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	2,258,476
250	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	246,562
2,000	Morgan Stanley	5.550%	N/A (5)	Ba1	1,978,750
4,100	UBS Group AG, Reg S	7.125%	N/A (5)	BB+	4,227,506
5,500	UBS Group AG, Reg S	6.875%	N/A (5)	BB+	5,390,000
	Total Capital Markets				16,490,044

	Diversified Financial Services – 2.7%

2,700	BNP Paribas, 144A	7.375%	N/A (5)	BBB–	2,649,375
2,200	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	2,673,440
500	Voya Financial Inc.	5.650%	5/15/53	Baa3	485,000
	Total Diversified Financial Services				5,807,815

	Electric Utilities – 1.1%

450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	337,050
2,700	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	2,079,000
	Total Electric Utilities				2,416,050

	Industrial Conglomerates – 4.6%

9,918	General Electric Company	5.000%	N/A (5)	AA–	10,190,745

Nuveen Investments	33

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 23.7%

2,100	Ace Capital Trust II	9.700%	4/01/30	BBB+	$2,983,050
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,048,000
700	Allstate Corporation	5.750%	8/15/53	Baa1	713,125
3,200	American International Group, Inc., (6)	8.175%	5/15/58	BBB	4,164,000
1,200	AXA SA	8.600%	12/15/30	A3	1,605,420
3,489	AXA SA, 144A	6.380%	N/A (5)	Baa1	3,715,785
3,300	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	2,574,000
1,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A-	1,450,000
400	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A-	420,000
1,850	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A-	1,850,000
800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	912,000
577	Lincoln National Corporation	7.000%	5/17/66	BBB	429,865
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	1,817,188
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	3,840,000
5,500	National Financial Services Inc., (6)	6.750%	5/15/37	Baa2	5,500,000
818	Oil Insurance Limited, 144A	3.585%	N/A (5)	Baa1	719,840
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	4,146,125
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	342,744
2,300	Prudential PLC, Reg S	7.750%	N/A (5)	A-	2,337,288
5,800	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	6,380,000
1,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	A3	1,122,500
2,000	XLIT Limited	3.687%	N/A (5)	BBB-	1,576,250
2,154	ZFS Finance USA Trust V, 144A, (4)	6.500%	5/09/37	A	2,165,847
	Total Insurance				51,813,027

	Machinery – 0.5%

1,050	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,094,100

	Multi-Utilities – 0.5%

500	Dominion Resources Inc.	7.500%	6/30/66	BBB–	418,125
900	Dominion Resources Inc.	2.913%	9/30/66	BBB–	622,048
	Total Multi-Utilities				1,040,173

	Oil, Gas & Consumable Fuels – 0.9%

1,900	Enterprise Products Operating LP	7.034%	1/15/68	Baa2	1,900,000

	Real Estate Investment Trust – 5.9%

1,500	Wells Fargo & Company	7.980%	N/A (5)	BBB	1,567,500
8,485	First Union Capital Trust II, Series A, (6)	7.950%	11/15/29	Baa1	11,405,867
	Total Rest Estate Investment Trust				12,973,367

	Road & Rail – 1.6%

3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,439,800

	Wireless Telecommunication Services – 4.0%

7,260	Centaur Funding Corporation, Series B, I44A	9.080%	4/21/20	BBB–	8,741,494
	Total $1,000 Par (or similar) Institutional Preferred (cost $195,834,049)				202,857,646

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.3% (0.9% of Total Investments)

113,786	Blackrock Credit Allocation Income Trust IV				$1,393,879
75,864	John Hancock Preferred Income Fund III				1,368,586
	Total Investment Companies (cost $4,039,915)				2,762,465
	Total Long-Term Investments (cost $292,025,087)				302,428,888

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.4% (3.1% of Total Investments)

	REPURCHASE AGREEMENTS – 4.4% (3.1% of Total Investments)

$9,648	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $9,647,843 collateralized by $7,050,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $9,843,351	0.030%	2/01/16	$9,647,843
	Total Short-Term Investments (cost $9,647,843)			9,647,843
	Total Investments (cost $301,672,930) – 142.7%			312,076,731
	Borrowings – (40.7)% (8), (9)			(89,000,000)
	Other Assets Less Liabilities – (2.0)% (10)			(4,347,277)
	Net Assets Applicable to Common Shares – 100%			$218,729,454

Investments in Derivatives as of January 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$25,638,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/18	12/01/20	$(627,878)	$(759,439)
JPMorgan Chase Bank, N.A.	25,638,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/20	12/01/22	(1,095,516)	(1,275,729)
	$51,276,000								$(1,723,394)	$(2,035,168)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $15,037,311.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.5%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $178,185,302 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Assets and Liabilities	January 31, 2016 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $770,450,201, $1,540,446,359 and $292,025,087, respectively)	$798,959,694	$1,594,783,816	$302,428,888
Short-term investments, at value (cost approximates value)	6,897,626	8,859,287	9,647,843
Cash	10,950	—	—
Interest rate swaps premiums paid	821,900	1,633,707	311,774
Receivable for:
Dividends	543,048	967,871	183,495
Interest	8,343,424	16,768,663	3,186,310
Investments sold	13,117,960	28,890,623	8,465,494
Reclaims	—	360,122	97,132
Other assets	137,700	265,743	49,907
Total assets	828,832,302	1,652,529,832	324,370,843
Liabilities
Borrowings	235,000,000	465,800,000	89,000,000
Unrealized depreciation on interest rate swaps	5,365,118	10,664,350	2,035,168
Payable for:
Dividends	3,522,744	6,886,542	1,306,370
Investments purchased	11,358,966	31,894,860	12,706,585
Accrued expenses:
Interest on borrowings	33,263	65,931	12,597
Management fees	587,727	1,139,872	226,428
Reorganization	550,000	1,030,000	230,000
Trustees fees	132,433	255,793	47,511
Other	166,869	298,169	76,730
Total liabilities	256,717,120	518,035,517	105,641,389
Net assets applicable to common shares	$572,115,182	$1,134,494,315	$218,729,454
Common shares outstanding	64,658,447	120,393,013	23,670,657
Net asset value (“NAV”) per common share outstanding	$8.85	$9.42	$9.24
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,584	$1,203,930	$236,707
Paid-in surplus	882,086,237	1,688,471,831	328,997,051
Undistributed (Over-distribution of) net investment income	2,992,675	8,526,030	(1,161,730)
Accumulated net realized gain (loss)	(336,754,689)	(607,380,583)	(117,711,207)
Net unrealized appreciation (depreciation)	23,144,375	43,673,107	8,368,633
Net assets applicable to common shares	$572,115,182	$1,134,494,315	$218,729,454
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Operations	Six Months Ended January 31, 2016 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$9,930,149	$18,895,338	$3,513,544
Interest	15,539,782	31,872,313	5,994,215
Other	179,187	355,173	68,233
Total investment income	25,649,118	51,122,824	9,575,992
Expenses
Management fees	3,510,266	6,815,036	1,354,186
Interest expense on borrowings	1,339,014	2,654,097	507,116
Custodian fees	49,630	85,206	28,326
Trustees fees	10,606	21,244	1,076
Professional fees	36,920	59,961	22,476
Shareholder reporting expenses	76,897	147,447	30,377
Shareholder servicing agent fees	1,783	2,417	615
Stock exchange listing fees	10,357	19,284	4,004
Investor relations expenses	35,733	69,533	14,254
Reorganization expenses	550,000	1,030,000	230,000
Other	13,625	20,518	9,285
Total expenses	5,634,831	10,924,743	2,201,715
Net investment income (loss)	20,014,287	40,198,081	7,374,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,036,570	14,676,045	4,990,736
Change in net unrealized appreciation (depreciation) of:
Investments	(20,092,355)	(45,527,157)	(9,342,053)
Swaps	(3,629,628)	(7,214,682)	(1,376,839)
Net realized and unrealized gain (loss)	(16,685,413)	(38,065,794)	(5,728,156)
Net increase (decrease) in net assets applicable to common shares from operations	$3,328,874	$2,132,287	$1,646,121

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Changes in Net Assets	(Unaudited)

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$20,014,287	$41,357,108	$40,198,081	$82,458,770
Net realized gain (loss) from:
Investments	7,036,570	4,656,299	14,676,045	2,886,183
Swaps	—	(1,138,627)	—	(2,270,269)
Change in net unrealized appreciation (depreciation) of:
Investments	(20,092,355)	(5,190,317)	(45,527,157)	(10,869,655)
Swaps	(3,629,628)	(3,871,275)	(7,214,682)	(7,688,673)
Net increase (decrease) in net assets applicable to common shares from operations	3,328,874	35,813,188	2,132,287	64,516,356
Distribution to Common Shareholders
From net investment income	(21,337,288)	(47,621,727)	(41,896,768)	(87,983,215)
Decrease in net assets applicable to common shares from distributions to common shareholders	(21,337,288)	(47,621,727)	(41,896,768)	(87,983,215)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(39,800)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(39,800)	—	—
Net increase (decrease) in net assets applicable to common shares	(18,008,414)	(11,848,339)	(39,764,481)	(23,466,859)
Net assets applicable to common shares at the beginning of period	590,123,596	601,971,935	1,174,258,796	1,197,725,655
Net assets applicable to common shares at the end of period	$572,115,182	$590,123,596	$1,134,494,315	$1,174,258,796
Undistributed (Over-distribution of) net investment income at the end of period	$2,992,675	$4,315,676	$8,526,030	$10,224,717

See accompanying notes to financial statements.

38	Nuveen Investments

	Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$7,374,277	$15,274,859
Net realized gain (loss) from:
Investments	4,990,736	1,323,244
Swaps	—	(433,027)
Change in net unrealized appreciation (depreciation) of:
Investments	(9,342,053)	(513,153)
Swaps	(1,376,839)	(1,467,500)
Net increase (decrease) in net assets applicable to common shares from operations	1,646,121	14,184,423
Distribution to Common Shareholders
From net investment income	(8,604,284)	(16,970,196)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,604,284)	(16,970,196)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(334,909)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(334,909)
Net increase (decrease) in net assets applicable to common shares	(6,958,163)	(3,120,682)
Net assets applicable to common shares at the beginning of period	225,687,617	228,808,299
Net assets applicable to common shares at the end of period	$218,729,454	$225,687,617
Undistributed (Over-distribution of) net investment income at the end of period	$(1,161,730)	$68,277

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Cash Flows	Six Months Ended January 31, 2016 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,328,874	$2,132,287	$1,646,121
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(152,401,291)	(302,151,687)	(62,090,426)
Proceeds from sales and maturities of investments	156,105,860	300,871,290	66,955,343
Proceeds from (Purchases of) short-term investments, net	7,100,415	7,183,090	(5,713,276)
Proceeds from litigation settlement	2,278	820	—
Premiums received (paid) for interest rate swaps	(821,900)	(1,633,707)	(311,774)
Amortization (Accretion) of premiums and discounts, net	46,132	34,364	30,147
(Increase) Decrease in:
Receivable for dividends	163,297	212,258	43,982
Receivable for interest	(2,698,997)	(3,451,987)	(1,067,349)
Receivable for investments sold	(13,117,960)	(28,890,623)	(8,465,494)
Receivable for reclaims	—	(245,057)	(97,132)
Other assets	8,330	14,559	5,925
(Increase) Decrease in:
Payable for investments purchased	2,431,821	28,645,228	11,706,781
Accrued interest on borrowings	19,730	39,106	7,472
Accrued management fees	(9,701)	(21,257)	(3,734)
Accrued Reorganization fees	550,000	1,030,000	230,000
Accrued Trustees fees	(3,148)	(5,596)	(4,188)
Accrued other expenses	25,728	55,878	5,435
Net realized gain (loss) from investments	(7,036,570)	(14,676,045)	(4,990,736)
Change in net unrealized appreciation (depreciation) of:
Investments	20,092,355	45,527,157	9,342,053
Swaps	3,629,628	7,214,682	1,376,839
Net cash provided by (used in) operating activities	17,414,881	41,884,760	8,605,989
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(21,332,056)	(41,884,760)	(8,605,989)
Net cash provided by (used in) financing activities	(21,332,056)	(41,884,760)	(8,605,989)
Net Increase (Decrease) in Cash	(3,917,175)	—	—
Cash at the beginning of period	3,928,125	—	—
Cash at the end of period	$10,950	$—	$—

Supplemental Disclosure of Cash Flow Information	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,319,284	$2,614,991	$499,644

See accompanying notes to financial statements.

40	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	41

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income (JTP)
Year Ended 7/31:
2016(h)	$9.13	$0.31	$(0.26)	$0.05	$(0.33)	$—	$—	$(0.33)	$—		$8.85	$8.39
2015	9.31	0.64	(0.08)	0.56	(0.74)	—	—	(0.74)	—	*	9.13	8.10
2014	8.90	0.65	0.42	1.07	(0.66)	—	—	(0.66)	—		9.31	8.35
2013	8.62	0.65	0.23	0.88	(0.60)	—	—	(0.60)	—		8.90	7.98
2012	8.25	0.66	0.31	0.97	(0.60)	—	—	(0.60)	—		8.62	8.70
2011(f)	8.07	0.35	0.18	0.53	(0.35)	—	—	(0.35)	—		8.25	7.54
Year Ended 12/31:
2010	7.06	0.65	0.94	1.59	(0.58)	—	—	(0.58)	—		8.07	7.40

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2016(h)	9.75	0.33	(0.31)	0.02	(0.35)	—	—	(0.35)	—		9.42	9.02
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—		9.45	8.47
2012	8.77	0.69	0.32	1.01	(0.66)	—	—	(0.66)	—		9.12	9.34
2011(f)	8.64	0.37	0.15	0.52	(0.39)	—	—	(0.39)	—		8.77	8.07
Year Ended 12/31:
2010	7.67	0.69	0.93	1.62	(0.65)	—	—	(0.65)	—		8.64	7.90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

42	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

0.55%	7.81%	$572,115	1.83	%**	6.94	%**	N/A		N/A		19%
6.17	5.95	590,124	1.69		6.92		1.69	(e)	6.92	(e)	9
12.65	13.63	601,972	1.72		7.32		N/A		N/A		16
10.32	(1.78)	575,200	1.75		7.22		N/A		N/A		34
12.51	24.30	556,997	1.83		8.17		N/A		N/A		21
6.74	6.62	533,062	1.61	**	7.17	**	N/A		N/A		9

23.09	21.94	521,347	1.65		8.37		1.60%		8.42%		20

0.18	3.20	1,134,494	1.79	**	7.00	**	N/A		N/A		19
5.47	10.35	1,174,259	1.64		6.92		1.64	(e)	6.92	(e)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19
5.99	7.02	1,055,468	1.58	**	7.21	**	N/A		N/A		7

21.99	18.31	1,039,917	1.59		8.29		1.51		8.37		25

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2016(h)	0.46	%**
2015	0.41
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.38	**
Year Ended 12/31:
2010	0.41

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2016(h)	0.46	%**
2015	0.40
2014	0.43
2013	0.47
2012	0.55
2011(f)	0.37	**
Year Ended 12/31:
2010	0.39

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended January 31, 2016.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2016(h)	$9.53	$0.31	$(0.24)	$0.07	$(0.36)	$—	$—	$(0.36)	$—		$9.24	$8.54
2015	9.65	0.65	(0.05)	0.60	(0.72)	—	—	(0.72)	—	*	9.53	8.36
2014	9.18	0.67	0.47	1.14	(0.67)	—	—	(0.67)	—	*	9.65	8.43
2013	8.80	0.67	0.33	1.00	(0.62)	—	—	(0.62)	—		9.18	8.23
2012	8.48	0.66	0.28	0.94	(0.62)	—	—	(0.62)	—		8.80	8.85
2011(f)	8.37	0.36	0.11	0.47	(0.36)	—	—	(0.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	0.65	0.89	1.54	(0.62)	—	—	(0.62)	—		8.37	7.74

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

44	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

0.77%	6.63%	$218,729	1.87	%**	6.69	%**	N/A		N/A		21%
6.37	7.82	225,688	1.75		6.70		1.74	(e)	6.71	(e)	10
12.97	11.09	228,808	1.76		7.24		N/A		N/A		18
11.53	(0.30)	217,817	1.77		7.17		N/A		N/A		28
11.91	24.04	208,729	1.84		8.04		N/A		N/A		23
5.69	4.08	201,139	1.65	**	7.19	**	N/A		N/A		8

21.49	20.66	198,513	1.65		8.05		1.54		8.16		24

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2016(h)	0.45	%**
2015	0.40
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.37	**
Year Ended 12/31:
2010	0.38

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended January 31, 2016.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2016(b)	$235,000	$3,435
2015	235,000	3,511
2014	234,000	3,573
2013	234,000	3,458
2012	217,000	3,567
2011(a)	154,875	4,442
Year Ended 12/31:
2010	154,875	4,366

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2016(b)	465,800	3,436
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570
2011(a)	308,800	4,418
Year Ended 12/31:
2010	300,000	4,466

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2016(b)	89,000	3,458
2015	89,000	3,536
2014	89,000	3,571
2013	89,000	3,447
2012	81,000	3,577
2011(a)	58,900	4,415
Year Ended 12/31:
2010	55,000	4,609

(a)	For the seven months ended July 31, 2011.
(b)	For the six months ended January 31, 2016.

46	Nuveen Investments

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Preferred Income Fund (JTP) (“Quality Preferred Income (JTP)”)

•	Nuveen Quality Preferred Income Fund 2 (JPS) (“Quality Preferred Income 2 (JPS)”)

•	Nuveen Quality Preferred Income Fund 3 (JHP) (“Quality Preferred Income 3 (JHP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

The end of the reporting period for the Funds is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. Each Fund may invest up to 45% of its managed assets in U.S. dollar denominated securities of non-U.S. issuers. Each Fund invests at least 65% (80% for the period August 1, 2015 through October 18, 2015) of its managed assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Fund Reorganizations

During October 2015, the Nuveen funds’ Board of Trustees approved a plan to reorganize Quality Preferred Income (JTP) and Quality Preferred Income 3 (JHP) (the “Target Funds”) into Quality Preferred Income 2 (JPS) (the “Acquiring Fund”) (the “Reorganizations”).

Once the Reorganizations are complete, the Acquiring Fund’s minimum allocation to investment grade securities will decrease from 65% to 50% and the existing 45% limit on dollar denominated preferred securities of non-US issuers will be eliminated.

The Reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings.

Upon the closing of the Reorganizations, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would

48	Nuveen Investments

use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$7,421,104	$—		$—	$7,421,104
$25 Par (or similar) Retail Preferred	184,063,863	30,573,944	**	—	214,637,807
Corporate Bonds	—	47,305,331		—	47,305,331
$1,000 Par (or similar) Institutional Preferred	—	522,914,684		—	522,914,684
Investment Companies	6,680,768	—		—	6,680,768

Short-Term Investments:
Repurchase Agreements	—	6,897,626		—	6,897,626

Investments in Derivatives:
Interest Rate Swaps***	—	(5,365,118)		—	(5,365,118)
Total	$198,165,735	$602,326,467		$—	$800,492,202
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
Convertible Preferred Securities	$5,039,600	$—		$—	$5,039,600
$25 Par (or similar) Retail Preferred	365,097,229	62,311,328	**	—	427,408,557
Corporate Bonds	—	82,960,846		—	82,960,846
$1,000 Par (or similar) Institutional Preferred	—	1,064,884,545		—	1,064,884,545
Investment Companies	14,490,268	—		—	14,490,268

Short-Term Investments:
Repurchase Agreements	—	8,859,287		—	8,859,287

Investments in Derivatives:
Interest Rate Swaps***	—	(10,664,350)		—	(10,664,350)
Total	$384,627,097	$1,208,351,656		$—	$1,592,978,753
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$69,844,098	$8,086,438	**	$—	$77,930,536
Corporate Bonds	—	18,878,241		—	18,878,241
$1,000 Par (or similar) Institutional Preferred	—	202,857,646		—	202,857,646
Investment Companies	2,762,465	—		—	2,762,465

Short-Term Investments:
Repurchase Agreements	—	9,647,843		—	9,647,843

Investments in Derivatives:
Interest Rate Swaps***	—	(2,035,168)		—	(2,035,168)
Total	$72,606,563	$237,435,000		$—	$310,041,563
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

50	Nuveen Investments

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, a Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$114,043,969	14.1%
France	52,136,204	6.5
Netherlands	43,165,230	5.3
Japan	22,983,147	2.9
Other	92,602,648	11.5
Total non-U.S. securities	$324,931,198	40.3%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$188,023,377	11.7%
Netherlands	111,337,928	6.9
France	108,695,367	6.8
Switzerland	57,895,991	3.6
Other	170,911,913	10.7
Total non-U.S. securities	$636,864,576	39.7%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$48,193,466	15.4%
France	20,146,453	6.5
Netherlands	17,267,061	5.5
Switzerland	14,041,829	4.5
Other	26,178,041	8.4
Total non-U.S. securities	$125,826,850	40.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$6,897,626	$(6,897,626)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	8,859,287	(8,859,287)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	9,647,843	(9,647,843)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

52	Nuveen Investments

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by a Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds used cancellable interest rate swaps in which the Funds received payments based upon floating (one-month) LIBOR rate, and paid a fixed rate of interest. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swaps is to convert some portion of each Fund’s floating rate leverage (bank borrowings) to fixed rate through at least the cancellation dates of the swap, or, if not called by the swap counterparty, to the maturity date of the swap.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$135,174,000	$268,688,000	$51,276,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(5,365,118)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(10,664,350)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(2,035,168)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)	JPMorgan Chase Bank, N.A.	$—	$(5,365,118)	$—	$(5,365,118)	$3,235,407	$(2,129,711)
Quality Preferred Income 2 (JPS)	JPMorgan Chase Bank, N.A.	$—	$(10,664,350)	$—	$(10,664,350)	$8,475,555	$(2,188,795)
Quality Preferred Income 3 (JHP)	JPMorgan Chase Bank, N.A.	$—	$(2,035,168)	$—	$(2,035,168)	$1,398,456	$(636,712)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$—	$(3,629,628)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	—	(7,214,682)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	—	(1,376,839)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares repurchased and retired	—	(5,000)	—	—	—	(40,000)
Weighted average:
Price per common share repurchased and retired	$—	$7.94	$—	$—	$—	$8.35
Discount per common share repurchased and retired	—%	13.98%	—%	—%	—%	12.95%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$152,401,291	$302,151,687	$62,090,426
Sales and maturities	156,105,860	300,871,290	66,955,343

54	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$783,045,498	$1,561,936,619	$303,680,910
Gross unrealized:
Appreciation	$43,287,396	$85,482,912	$15,367,177
Depreciation	(20,475,574)	(43,776,428)	(6,971,356)
Net unrealized appreciation (depreciation) of investments	$22,811,822	$41,706,484	$8,395,821

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization adjustments, complex securities character adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(46,180)	$(131,578)	$(50,088)
Undistributed (Over-distribution of) net investment income	4,881,238	11,637,122	1,230,723
Accumulated net realized gain (loss)	(4,835,058)	(11,505,544)	(1,180,635)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 \(JHP)
Undistributed net ordinary income[1]	$8,250,470	$16,984,928	$2,050,872
Undistributed net long-term capital gains	—	—	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$47,428,011	$87,622,036	$16,877,593
Distributions from net long-term capital gains	—	—	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

As of July 31, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2017	$170,727,594	$277,312,489	$74,350,645
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration	—	—	—
Total	$338,406,399	$605,834,408	$121,411,953

During the Funds’ last tax year ended July 31, 2015, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$2,246,925	$653,484	$326,886

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)
Post-October capital losses[3]	$101,223	$3,486,430
Late-year ordinary losses[4]	—	—

[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the current fiscal period, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $87,085, $135,001 and $33,485, respectively.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

56	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2016, the complex-level fee rate for the Funds was 0.1643%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a committed financing agreement (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$465,800,000	$89,000,000

During December 2015, Quality Preferred Income 2 (JPS) amended its Borrowings with BNP and decreased its maximum commitment amount from $467 million to $465.8 million.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$235,000,000	$465,800,000	$89,000,000

Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$235,000,000	$465,800,000	$89,000,000
Average annual interest rate	1.11%	1.11%	1.11%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Funds have entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, each Fund had Hypothecated Securities as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Hypothecated Securities	$85,469,015	$194,909,554	$15,037,311

The Funds earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Rehypothecation Fees	$179,187	$355,173	$68,233

9. Subsequent Events

Borrowings

Subsequent to the current fiscal period, interest will be charged on these Borrowings at 1-Month LIBOR plus 0.75% per annum on the amount borrowed.

Fund Reorganizations

On March 22, 2016, the Reorganizations were approved by shareholders. Subject to the satisfaction of certain customary closing conditions, the Reorganizations are expected to close prior to the opening of the NYSE on May 9, 2016.

58	Nuveen Investments

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, Rl 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	59

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Blended Benchmark (Old Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■	Blended Benchmark (New Comparative Index): A blended return consisting of: 1) 40% of the BofA/Merrill Lynch Contingent Capital Index (COCO), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the BofA/Merrill Lynch U.S. All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

60	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-B-0116D        14648-INV-B-03/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 7, 2016